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                                                              EXHIBIT (j)(2)(ii)

                        CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the references to us under the heading "Independent Auditors" in this Registration Statement on Form N-1A for the Van Kampen Tax Managed Equity Growth Fund.

/s/ PricewaterhouseCoopers LLP


Chicago, Illinois
December 15, 2000